SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549


FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)            April 18, 2003

AMERICA'S SENIOR FINANCIAL SERVICES, INC.
	(Exact name of registrant as specified in its charter)

      Florida                    0-25803              65-0181535
(State or other jurisdiction     (Commission         (IRS Employer
of incorporation)                  File No.)     Identification No.)

10800 Biscayne Blvd., Suite 500, Miami, FL 33161

Registrant's telephone number, including area code     (305) 751-3232

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit 99.	Press Release dated April 15, 2003.

Item 9.  Regulation FD Disclosure.

On April 15, 2003 the Registrant filed a press release discussing the Company's results of operations for the year ended December 31, 2002 as Reported in Form 10-K filed on April 14, 2003.

Additionally, the Company was recently profiled in Small Cap Review. To view their Internet report, click on the attached link or visit the Website as follows: http://www.smallcapreview.com/amse3.htm



	SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AMERICA'S SENIOR FINANCIAL SERVICES, INC.


By:                            s/Nelson A. Locke

April 18, 2003                 Nelson A. Locke
                               Chairman




Exhibit 99, Press Release.

AMSE Files 2002 10K - Results from Operations Improve By $673,922

Tuesday April 15, 8:04 am ET

Company Beats Revenue Estimates For 2002
Both the 3rd and 4th Quarter Were Profitable

JUPITER, Fla.--(BUSINESS WIRE)--April 15, 2003--America's Senior Financial Services, Inc. (OTCBB:AMSE - News) has filed its 12/31/02 Form 10K which contains audited financial statements and discusses the Company's results from operations for the full year ended 12/31/02. The Company's revenues hit $8.2 million versus $7.6 million for the same period 2001. This is an 8% improvement. Results from operations (excluding a non-recurring gain that occurred in 2001) improved by almost $700,000 or 36% over the same period 2001. The full year 2002 loss was $1.2 million versus $1.9 million for the same period 2001. However, on an EBITDA (as defined below) basis the Company recorded a full year 2002 profit of $149,108 - verses a full year loss of $340,641 for the same period 2001. This is a positive change of $489,749. On an EBITDA basis the Company earned $228,524 in the 3rd quarter and $355,040 in the 4th quarter. This offset the EBITDA losses of the first 6 months of 2002 and pushed the Company's EBITDA results into the positive for the full year 2002.


EBITDA (As Defined) "EBITDA," an acronym for "Earnings Before
Interest, Taxes, Depreciation, and Amortization," is a subtotal before "net income," which is used by financial analysts to try to isolate income from operations before or excluding non-cash and non-operating items. For analysis purposes, many companies modify their EBITDA definition to exclude additional non-cash or non-operating items depending on the circumstances of the company. In addition to excluding Interest, Taxes, Depreciation, and Amortization, we have excluded non-cash expense for legal fees, professional fees, non-cash employee salaries, non-cash bad debt expense (the write-off of a 1998 note receivable), and the non-cash gain on forgiveness of debt for correction of old liabilities. EBITDA and similar modified amounts are not recognized or utilized terms under "Generally Accepted Accounting Principles" (GAAP). EBITDA (as defined) is a tool for financial analysis and for purposes of discussion and comparison of the Company's results of operations. Accordingly, amounts discussed above appear in the Company's financial statements filed with the SEC, but such amounts are not presented in the SEC filings in the "EBITDA as Defined" format. This release contains forward-looking statements including without limitation statements relating to the company's plans, expectations, intentions, and adequate resources. These statements are made pursuant to the "safe harbor provisions" of the Private Securities Litigation Reform Act of 1995. Please refer to the company's 12/31/02 10K-SB and prior SEC filings for more disclosure about AMSE's results and the risks that could be associated with an investment in the company's common stock. To contact Investor Relations, email the Company at

info@americassenior.com
Visit the Company's web site at http://www.americassenior.com. To apply online for residential mortgage products, visit http://www.jupiter-mortgage.com


Contact:
     America's Senior Financial Services, Inc., Miami
     Nelson Locke, 305/751-3232 X2266
     Fax Line: 305/762-5548
     E-mail: info@americassenior.com
     http://www.americassenior.com



Source: America's Senior Financial Services